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                                                                    Exhibit 99

                    	MONTHLY SERVICERS CERTIFICATE
                     	SERVICER: NATIONSBANK, N.A.
                 	NATIONSBANK AUTO OWNER TRUST 1996-A





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
	Collection Period                                           							March 1998
	Determination Date					                                              		4/8/98
	Deposit Date						                                                   	4/14/98
	Distribution Date					                                              		4/15/98


	Pool Balance
	Pool Balance on the close of the last day of the
    preceding Collection Period							                          861,060,702.39
	Less:	Collections and Liquidation Proceeds
           allocable to Principal						                          50,647,258.73
     		Purchase Amount allocable to Principal				                       		0.00
     		Realized Losses						                                      1,803,750.95
	Pool Balance on the close of the last day of the
                                                            ------------------
   Collection Period							                                     808,609,692.71
	Collections allocable to Principal received from
   Collection Period up to and including the Second
   Business Day immediately preceding the Current
   Determination Date		                     					                 8,642,011.97
	Pool Balance as of the Second Business Day immediately
                                                              ----------------
   preceding the Current Determination Date 							             799,967,680.74
	Original Pool Balance							                                 2,136,187,667.91
	Pool Factor                                                							37.4483803%

	Portfolio Balances and Pool Factors		       				Beginning            	End
			                                          				of Period	         of Period
                                           -----------------------------------
		Class A-1 Note Balance				                           -   	             -
		Class A-1 Pool Factor			                      		0.0000000	         0.0000000
		Class A-2 Note Balance					                48,002,821.73 	             -
		Class A-2 Pool Factor			            		          0.0645199	         0.0000000
		Class A-3 Note Balance					               457,323,000.00 	   454,055,012.83
		Class A-3 Pool Factor			                      		1.0000000	         0.9928541
		Class A-4 Note Balance					               175,000,000.00 	   175,000,000.00
		Class A-4 Pool Factor	                      				1.0000000	         1.0000000
		Class B-1 Certificate Balance					         96,129,000.00 	    96,129,000.00
		Class B-1 Pool Factor		                      			1.0000000	         1.0000000
		Class B-2 Certificate Balance					         74,783,667.91      74,783,667.91
		Class B-2 Pool Factor			                      		1.0000000         	1.0000000

		Weighted Average Coupon				                                    		10.3489000%
		Weighted Average Original Term				                                    		61.4
		Weighted Average Remaining Term				                                   		31.3


	Collections

	Interest:
		Collections and Liquidation Proceeds allocable to interest      7,444,099.23
		Recoveries						                                                  280,664.49
		Purchase Amount allocable to Interest	                             					0.00
                                                              ----------------
			Total Interest Collections					                                7,724,763.72
		Advances for the related Distribution Date						                1,167,834.02
		Less:  Outstanding Advances to be reimbursed						              1,220,730.15
                                                              ----------------
    			Available Interest					                                    7,671,867.59

	Principal:
		Collections and Liquidation Proceeds allocable to
    Principal (for the Collection Period)		   				               50,647,258.73
		Purchase Amount allocable to Principal
    (for the Collection Period)	                                     					0.00
		Collections allocable to Principal received up to
    and including the Second Business Day immediately
    preceding the Current Determination Date	                					8,642,011.97
    			Less:   Prior Month Collections allocable to
               Principal up to and including Second
               Business Day immediately preceding the
 			   Current Determination Date		                            			9,822,212.75
                                                             -----------------
			Available Principal					                                      49,467,057.95

			Available Funds					                                          57,138,925.54
	Regular Principal (equals Available Principal plus
   Realized Losses)		                        					               51,270,808.90



	Required Distributable Amounts
	Reimbursement of Outstanding Advances on Defaulted Receivables	 				97,918.59
	Servicing Fee (inc. unpaid amount from prior periods)						       	717,550.59
	Noteholder Amounts
		Class A-1 Monthly Interest			                                        			0.00
		Class A-1 Interest Carryover Shortfall			                            			0.00
                                                              ----------------
			Total                                                             					0.00

		Class A-2 Monthly Interest			                                  			245,014.40
		Class A-2 Interest Carryover Shortfall				                            		0.00
                                                               ---------------
			Total 					                                                      245,014.40

		Class A-3 Monthly Interest					                                	2,429,528.44
		Class A-3 Interest Carryover Shortfall		                            				0.00
                                                              ----------------
			Total			                                                     		2,429,528.44

		Class A-4 Monthly Interest		                                  				966,145.83
		Class A-4 Interest Carryover Shortfall		                            				0.00
                                                              ----------------
			Total			                                                       		966,145.83

			Total Accrued Note Interest		                               			3,640,688.67

		Class A-1 Monthly Principal 			                                      			0.00
		Class A-1 Principal Carryover Shortfall		                           				0.00
                                                            ------------------
			Total		                                                             			0.00

		Class A-2 Monthly Principal			                              			48,002,821.73
		Class A-2 Principal Carryover Shortfall 					                          	0.00
                                                             -----------------
			Total		                                                    			48,002,821.73

		Class A-3 Monthly Principal			                               			3,267,987.17
		Class A-3 Principal Carryover Shortfall 					                          	0.00
                                                              ----------------
			Total				                                                     	3,267,987.17

		Class A-4 Monthly Principal		                                       				0.00
		Class A-4 Principal Carryover Shortfall			                           			0.00
                                                             -----------------
			Total                                                             					0.00

			Total Noteholders' Principal Payment Amount				              	51,270,808.90

	Certificateholder Amounts
		Class B-1 Monthly Interest				                                  		540,725.63
		Class B-1 Interest Carryover Shortfall			                            			0.00
                                                              ----------------
			Total			                                                       		540,725.63

		Class B-2 Monthly Interest			                                  			428,448.10
		Class B-2 Interest Carryover Shortfall		                            				0.00
                                                              ----------------
			Total                                                       					428,448.10

			Total Accrued Certificate Interest		                          			969,173.73

		Class B-1 Monthly Principal				                                       		0.00
		Class B-1 Principal Carryover Shortfall 					                          	0.00
                                                               ---------------
			Total			                                                             		0.00

		Class B-2 Monthly Principal			                                       			0.00
		Class B-2 Principal Carryover Shortfall 					                          	0.00
                                                               ---------------
			Total	                                                             				0.00

			Total Certificateholders' Principal Distribution Amount		           			0.00

	Total required distributable amount						                      	56,696,140.48
	Less: Total Available Funds					                              		57,138,925.54
                                                              ----------------
	Net Available Funds   (Shortfall) Excess						                    	442,785.06
	Withdrawal from Reserve Account (If Shortfall)						                    	0.00
	Deposit to Reserve Account (If Excess)						                      	442,785.06


	Distributions
	Deposit to the Collection Account
		Available Interest		                                        				7,671,867.59
		Available Principal				                                      		49,467,057.95
		Withdrawal from Reserve Account			                                   			0.00
		Less:  Amounts to be withheld by Servicer
			  a)   Reimbursement of Outstanding Advances on Defaulted
            Receivables	                                         				97,918.59
			  b)   Servicing Fee		                                        			717,550.59
                                                              ----------------
		Net Deposit to Collection Account					                        	56,323,456.36

	Deposit to Note Payment Account
		Class A-1 Interest Distribution			                                   			0.00
		Class A-2 Interest Distribution					                             	245,014.40
		Class A-3 Interest Distribution 					                          	2,429,528.44
		Class A-4 Interest Distribution			                             			966,145.83
		Class A-1 Principal Distribution			                                   		0.00
		Class A-2 Principal Distribution					                         	48,002,821.73
		Class A-3 Principal Distribution					                          	3,267,987.17
		Class A-4 Principal Distribution		                                  				0.00
                                                             -----------------
			Total Deposit to Note Payment Account				                    	54,911,497.57

	Deposit to Certificate Distribution Account
		Class B-1 Interest Distribution 	                            					540,725.63
		Class B-2 Interest Distribution 				                            		428,448.10
		Class B-1 Principal Distribution 			                                 			0.00
		Class B-2 Principal Distribution 				                                 		0.00
                                                             -----------------
			Total Deposit to Certificate Distribution Account				           	969,173.73

	Deposit to Reserve Account 			                                 				442,785.06


	Specified Reserve Account Balance
	Greater of:
		(i) Sum of:
			(a) Percentage applicable times	                   			7.00%
			      Pool Balance as of the last day of the prior
          Collection Period less Principal collected
          up to and including the second Business Day
 			      preceding the most recent Determination
          Date	                                 799,967,680.74  	55,997,737.65
 			      and,					                             --------------
			(b) Specified Interest Reserve Amount
        (Three months interest	                               				2,907,521.17
                                                             -----------------
			     on the Certificates if Notes are Outstanding)		       			58,905,258.82
			       and
		(ii) Lesser of:
			(a) $26,702,346.			                                         		26,702,346.00
			      and
			(b) Aggregate outstanding Note Principal Balance and
	      Aggregate sum of Certificate Balances				               	799,967,680.74

		Specified Reserve Account Balance					                        	58,905,258.82

	Reserve Account Reconciliation
		Beginning Balance  (Initial Balance is 2.5% of
    Original Pool Balance)                                 						58,410,334.35
		Deposit from Available Interest and Available Principal		      			442,785.06
		Investment Earnings						                                         250,117.05
		Less:
    			Accrued and unpaid Servicing Fees	                             				0.00
    			Amounts to be distributed to Securityholders'		                 			0.00
                                                              ----------------
		Balance				                                                  		59,103,236.46
		Less: Withdrawal by holder of Contingent Payment
          Right of Excess of Reserve Account Balance
          Over Specified Reserve Account Balance		              				197,977.64
                                                              ----------------
		Ending Balance					                                           	58,905,258.82


		Interest Reserve Amount		                                   				2,907,521.17
		Available Reserve Amount						                                 55,997,737.65




	Instructions to the Trustee

		Amount to be deposited from the Collection Account
    into the Note Payment Account			                          			54,911,497.57

		Amount to be deposited from the Collection Account
    into the Certificate Distribution Account                 						969,173.73

		Amount to be deposited from the Collection Account
    into the Reserve Account				                                  		442,785.06

		Amount to be deposited from the Reserve Account
    to the account of the holder of the Contingent
     Payment Right					                                            	197,977.64

		Amount to be deposited from the Reserve Account
    into the Collection Account			                                     			0.00

	Net Loss and Delinquency Activity

	Realized Losses							                                           1,803,750.95
	Net Loss Ratio (annualized)
		For the current Collection Period                                						2.19%
		For the preceding Collection Period				                              		1.72%
		For the second preceding Collection Period					                       	2.34%
                                                             -----------------
	Average Net Loss Ratio (Specified Reserve Account
   Balance increases if greater than 1.50%)		                       					2.08%

	Delinquency Analysis
					                                           		Number of	       Principal
				                                            			 Loans	          Balance
                                                 -----------     -------------
		   30 to 59 days past due 				                   	2219	        19,816,961.28
		   60 to 89 days past due                     					400	         3,761,905.72
		   90 or more days past due 			                  		438	         4,195,794.00
                                                 -----------------------------
			Total		                                        		3057	        27,774,661.00

	Collateral Repossessed and Held by the Trust
   (included in above Delinquency Amounts)     						331	        3,251,659.58


	Delinquency Ratio including Repossessions
		For the current Collection Period	                                					0.98%
		For the preceding Collection Period		                              				1.09%
		For the second preceding Collection Period					                       	1.18%
                                                              ----------------
	Average Delinquency Ratio (Specified Reserve Account
   Balance increases if greater than 1.25%)                       							1.08%

	Loss and Delinquency Trigger Indicator				                             			YES

	Equity Percentage					                                               		28.73%

	Repurchased Receivables			                                           				0.00

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